EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement (the "Agreement") is entered into as of the 22nd day of May, 2006 between Mr. Alex M. Kam (the "Seller") and Mr. Pan-Rong Liu (Peter Liu) of 13728 Proctor Avenue, #G, La Puente, CA 91746 (the "Buyer").

WHEREAS

(A) Seller owns 118,750 shares of Common Stock, par value $.01 per share (the"Shares") of Madison Avenue Holding Co;

(B) Buyer desires to purchase the Shares from Seller, and Seller desires to sell the Shares to Buyer, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Purchase and Sale of Shares. Upon the basis of the representations and warranties herein contained, and the other terms of this Agreement, Buyer agrees to purchase the Shares from Seller, and Seller agrees to sell, transfer, assign and deliver the Shares to Buyer, free and clear of any liens security interests, encumbrances, claims, liabilities, restrictions and third party right ("Liens").

2. Purchase Price. The purchase price for Shares shall be $160,000 ("Purchase Price").

3. Closing. The closing of the sale and purchase of the Shares (the "Closing") shall take place on 30th May, 2006, (or on such other date as the parties may otherwise) at such location and time as the parties shall agree. At the Closing (i) Seller shall deliver to Buyer a certificate for the Shares duly or accompanied by stock powers duly endorsed in blank, with required transfer tax stamps affixed thereto and (ii) Buyer shall deliverer to Seller the Purchase Price in immediately available funds by wire transfer to an account/accounts of Seller with a bank designated by Seller, by notice to Buyer, not later than two business days prior to the date of the Closing (or if not so designated, then by certified or official bank check(s) payable in immediately available funds to the order of Seller and/or his designee in such amount).

4. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

     (a) Seller has full power, capacity and right to execute and deliver this Agreement and to perform his obligations hereunder.

     (b) This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors rights or general principles of equity.

     (c) Seller is the record and beneficial owner of the Shares free and clear of any Liens. At the Closing, Seller will transfer and deliver to Buyer good and valid title to the Shares free and clear of any Lien.



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     (d)  No  approval,  authorization,  consent  or filing is  required  by the
          Seller in connection with the execution, delivery and performance of this Agreement by Seller, except as may be required under the Securities Exchange Act of 1934.

     (e) The execution, delivery and performance of this Agreement by Seller does not contravene or conflict with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to the Seller.

5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

     (a) Buyer has full power, capacity, authority and right to execute and deliver this Agreement and to perform its obligations hereunder.

     (b) This Agreement has been duly authorized by all necessary action and constitutes the valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors rights or by general principles of equity.

     (c) No approval, authorization, consent or filing is required in connection with the execution, delivery and performance of this Agreement by Buyer, except as may be required under the Securities Exchange Act of 1934, as amended.

     (d) The execution, delivery and performance of this Agreement by Buyer does not contravene or conflict with the articles of incorporation or bylaws of Buyer or with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to Buyer.

6.   Miscellaneous.

     (a) The parties agree to cooperate with each other in executing and delivering all further documents necessary to effect the purchase and sale of the Shares, and both parties agree to cooperate with the other for purposes of effecting the other terms of this Agreement.

     (b) All representations, warranties, covenants, and obligations in this Agreement will survive the Closing.

     (c) Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by both parties hereto.

     (d) This Agreement shall be binding upon and inure to the benefit of each of the parties and their respective heirs, administrators, successors, assigns and legal representatives.

     (e) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state (other than Section 5-104 of the General Obligations Law of the State of New York).




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     (f)  The parties agree that the terms of this Agreement, and the discussion relating to this Agreement, are and shall remain confidential as between the parties, unless and to the extent disclosure is required by law, or to secure advice from a legal or tax advisor.

     (g) This Agreement contains the entire agreement of the parties hereto with respect to the purchase of the Shares and the other transactions contemplated herein, and supersedes all prior understandings and agreements of the parties with respect to the subject matters hereof.

     (h) This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     (i) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

     (j) All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

        (1) If to the Seller, to:
                                 Alex Kam
                                 Facsimile No.: (626) 293 8770
            with a copy to:

                         Guzov Ofsink LLC
                         600 Madison Ave
                         14th Floor
                         New York, NY 10022
                         Attention: Darren Ofsink, Esq. and Benjamin Tan, Esq. Facsimile No.: (212) 688 7273

        (1) If to theBuyer, to:
                                Pan-Rong Liu (Peter Liu)
                                13728 Proctor Avenue, #G
                                La Puente, CA 91746
                                Facsimile No.: (323) 887 8833

          or at such other address as the Buyer or Seller each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if



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          transmitted  by facsimile,  or, if sent by mail, at the earlier of its receipt of 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.


IN WITNESS WHEREOF, each of the undersigned has duly executed to duly execute, this Agreement as of the date first set forth above.






                                            /s/ Alex M. Kam
                                            -----------------------------
                                            Name: Alex M. Kam





                                            /s/ Pan-Rong Liu
                                            -----------------------------
                                            Name: Pan-Rong Liu














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